EXHIBIT 10.2


                                ZYTEC CORPORATION

                      SECOND AMENDMENT TO CREDIT AGREEMENT


Harris Trust and Savings Bank
Chicago, Illinois

Firstar Bank of Minnesota,
      National Association
Bloomington, Minnesota

Ladies and Gentlemen:

         Reference is hereby made to that certain Credit Agreement dated as of May 30, 1996, as previously amended (as so amended, the "Credit Agreement") among the undersigned, Zytec Corporation, a Minnesota corporation (the "Company"), you (the "Lenders") and Harris Trust and Savings Bank, as agent for the Lenders (the "Agent"). All defined terms used herein shall have the same meaning as in the Credit Agreement unless otherwise defined herein.

         The Company has requested that the Lenders permit the Commitments to remain at $23,000,000 after August 31, 1996 and amend Section 7.13 and 7.17 of the Credit Agreement, and the Lenders are willing to do so under the terms and conditions set forth in this Amendment.

         1. AMENDMENTS.

         Upon satisfaction of all of the conditions precedent set forth in
Section 2 hereof, the Credit Agreement shall be amended as follows:

                  1.1.Section 3.4(b) of the Credit Agreement shall be deleted in its entirety.

                  1.2.Section 7.13 of the Credit Agreement shall be amended by deleting the amount "$3,000,000" appearing in the fifth line thereof and substituting therefor the amount "$4,000,000".

                  1.3.Section 7.15(a) of the Credit Agreement shall be amended by deleting the amount "$6,000,000" appearing in line three thereof and substituting therefore the amount "$8,000,000". Upon satisfaction of all of the conditions precedent set forth in Section 2 hereof, the foregoing amendment shall be retroactively effective as of May 30, 1996.

         2. CONDITIONS PRECEDENT.

         The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

         (a) The Company and each of the Lenders shall have executed this Amendment.

         (b) The Agent shall have received the favorable written opinion of counsel for the Company in form and substance satisfactory to the Lenders.

         3. REPRESENTATIONS.

         In order to induce the Lenders to execute and deliver this Amendment, the Company hereby represents to the Lenders that as of the date hereof, the representations and warranties set forth in Section 5 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 5.5 shall be deemed to refer to the most recent financial statements of the Company delivered to the Lenders) and the Company is in full compliance with all of the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

         4. MISCELLANEOUS.

         (a) Reference to this specific Amendment need not be made in any note, document, letter, certificate, the Credit Agreement itself, the Notes or any communication issued or made pursuant to or with respect to the Credit Agreement or the Notes, any reference to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

         (b) This Amendment may be executed in any number of counterparts, and by the different parties on different counterparts, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

         Upon acceptance hereof by the Agent and the Lenders in the manner hereinafter set forth, this Amendment shall be a contract between us for the purposes hereinabove set forth.

         Dated as of this 8th day of August, 1996.

                                     ZYTEC CORPORATION


                                     By   /s/ Ronald D. Schmidt
                                          Its  Chairman, President & CEO


         Accepted and agreed to as of the day and year last above written.


                                      HARRIS TRUST AND SAVINGS BANK
                                            individually and as Agent


                                      By /s/ Catherine C. Ciolek
                                           Its Vice President



                                      FIRSTAR BANK OF MINNESOTA,
                                           NATIONAL ASSOCIATION


                                      By  /s/ Karen S. Paris
                                           Its Vice President